Retirement Benefits (Projected And Accumulated Benefit Obligations And Fair Value Of Plan Assets For Pension Plans) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair value of plan assets	$ 20.7	$ 18.2
Defined Benefit Pension [Member]
Projected benefit obligation	371.6	323.7	295.1
Accumulated benefit obligation	337.5	280.9	252.2
Fair value of plan assets	$ 349.7	$ 292.6	$ 264.6	$ 229.3